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                                                                    Exhibit 10.8

[MAAX LOGO]                                                         CONFIDENTIAL

CORPORATE

                              LETTER OF EMPLOYMENT
                      (EFFECTIVE AT CLOSING, JUNE 4, 2004)

DATE:                APRIL 23, 2004

NAME:                TERRY RAKE

POSITION;            VP/GM SPAS SECTOR OF MAAX

PLACE OF EMPLOYMENT: CHANDLER, ARIZONA (MAAX CHANDLER)

JOB RESPONSIBILITIES

-     Responsible for general management of MAAX Spas Sector:

      -     2 plants

      -     82M$ Sales revenue per year (FY2005)

      -     288,313$ Net Income per year (FY2005)

      -     255 Employees

- Preparation and execution of Sector Business Plan accompanied by financial budgets to meet MAAX Spas Sector goals and objectives;

- Sector leadership and management of Human Resources throughout all divisions;

-     Financial performance for his sector

      -     EBITDA

      -     Working Capital

-     Sales and Marketing strategies for his sector;

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

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[MAAX LOGO]

CORPORATE

-     Manufacturing, Logistics and Distribution strategies for his sector;

-     Product development implementation within MAAX strategic direction;

-     Business relationships with customers;

-     Member of MAAX Executive Committee;

-     Reports to President and CEO.

REMUNERATION

-     Annual salary of one hundred sixty thousand (160,000$) US dollars;

- Potential to receive an annual cash bonus of up to 50% of his annual base salary (The maximum bonus amount). MAAX bonus program is based on three components:

      -     Sector EBITDA for 40% of maximum bonus amount;

      -     Sector Working Capital for 40% of maximum bonus amount;

      -     Company objectives for 20% of maximum bonus amount.

-     Annual review based on your performance and the Company's performance.

CAR POLICY

- You are entitled to a company vehicle of forty-five thousand (45,000$) US dollars value. The Company will reimburse all expenses related to this vehicle.

SHARE OPTIONS

- Executive will be allocated 2% of the total options available under the Company's Share Options Plan (8% of the initial capitalization of the Company) based on a recommendation by CEO and approved by the Board of Directors. Such options will have an exercise price equal to the purchase price per share paid by Childs, Borealis and OMERS for their shares at

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT -- TERRY RAKE

                                                                               2

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[MAAX LOGO]

CORPORATE

      the closing. 30% of the options granted under the plan will vest ratably over five (5) years (20% per year). 70% of the options granted under the plan are performance-vesting options. See Company Share Option Program for details.

OTHER BENEFITS

- Entitled to participate in all health life, disability, sick leave and other benefits made available by the Company, including 401K;

-     Entitled to four (4) weeks paid vacation per year.

TERMINATION WITHOUT CAUSE

- If the Company terminates your employment without cause, you will receive one-year base salary severance package.

INVESTMENT - EQUITY PARTICIPATION IN NEWCO

- You are entitled to invest in Newco by acquiring the same class of shares of the Company at the same purchase price as all shareholders;

- You are authorized to rollover your proceeds from the current MAAX Stock Option Plan which represents twenty-five thousand (25,000) options at a value of two hundred eighty-nine thousand (289,000$) CDN dollars;

- You will receive a separate letter regarding the instructions to roll over or exercise your options. Please confirm by May 7, 2004;

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT -- TERRY RAKE

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[MAAX LOGO]

CORPORATE

- You are welcome to add a further investment if you choose so. Please advise by May 7, 2004.

STE-MARIE, _____________________ 2004

 /s/ Andre Heroux                        /s/ Terry Rake
______________________________________  ________________________________________
Andre Heroux                            Terry Rake
President and CEO                       VP/GM Spas Sector

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

LETTER OF EMPLOYMENT -- TERRY RAKE

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